Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 497.16
Total Fee Amount	497.16
Total Transaction Valuation	3,600,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00